EXHIBIT 32.1
                                                                    ------------

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Semotus Solutions, Inc. (the "Company") on Form 10-QSB for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-QSB"), I, Anthony N. LaPine, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and


(2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


DATED: February 15, 2008                  /S/ ANTHONY N. LAPINE
                                          ---------------------------
                                          ANTHONY N. LAPINE
                                          CHIEF EXECUTIVE OFFICER